Exhibit 99

Investor Update February 2019 Donald P. Hileman President & CEO Kevin T. Thompson Executive Vice President & CFO Paul D. Nungester Executive Vice President Finance & Accounting

Forward Looking Statements The issuer has filed a registration statement including a prospectus, and will file a related supplement with the Securities and Exchange Commission (“SEC”), for the offering to which this communication relates . Before you invest, you should read the prospectus, the prospectus supplement and any other documents the issuer has filed or will file with the SEC for more complete information about the issuer and this offering . This presentation may contain certain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 B of the Securities Exchange Act of 1934 , as amended, which are intended to be safe harbors created thereby . Those statements may include, but are not limited to, all statements regarding intent, beliefs, expectations, projections, forecasts and plans of First Defiance Financial Corp . and its management, and specifically include statements regarding : changes in economic conditions, the nature, extent and timing of governmental actions and reforms, future movements of interest rates, the production levels of mortgage loan generation, the ability to grow loans and deposits, the ability to benefit from a changing interest rate environment, the ability to sustain credit quality ratios at current or improved levels, the ability to sell OREO properties, the continued strength of First Federal Bank of the Midwest in its market area, and the ability of First Defiance to grow in existing and adjacent markets . These forward - looking statements involve numerous risks and uncertainties, including those inherent in general and local banking, insurance and mortgage conditions, competitive factors specific to markets in which First Defiance and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions or capital market conditions and other risks and uncertainties detailed from time to time in the First Defiance’s SEC filings, including First Defiance’s Annual Report on Form 10 - K for the year ended December 31 , 2017 . One or more of these factors have affected or could in the future affect First Defiance’s business and financial results and could cause actual results to differ materially from plans and projections . Therefore, there can be no assurances that the forward - looking statements included in this investor presentation will prove to be accurate . In light of significant uncertainties in the forward - looking statements included herein, the inclusion of such information should not be regarded as a representation by First Defiance or any other persons, that the objectives and plans of First Defiance will be achieved . All forward - looking statement made in this investor presentation are based on information presently available to the management of First Defiance . First Defiance assumes no obligation to update any forward - looking statements . 2

Company Overview 3

Company Profile Unwavering focus for over 90 years: Community Financial Services • Consolidated Assets of $3.2 billion (12/31/18) • 44 branches in 3 states; 1 LPO • New branch in downtown Ft Wayne in 2018 • Enhanced Columbus, OH LPO to a full - service branch in 2017 • New branch in Sylvania, OH, in 2017 • Opened Ann Arbor, MI, LPO in 2017 • Trust & Wealth Management services - AUM $341 million • Acquired Commercial Savings Bank (2/24/17 ) - $342 million • 9 locations throughout the bank’s footprint • Built from agencies acquired – 1998 - 2017 • $14.1 million in fees & commissions – LTM • Specializes in property & casualty and group health & life insurance • Acquired Corporate One Benefits Agency , Inc. (4/1/17) 4

Investment Highlights • Market leader in northwest Ohio deeply rooted in the communities we have served since the 1920s • Growing presence in metro markets • Experienced, disciplined management team • Strong and diversified loan mix and stable deposit base • Historically stable and strong net interest margin • Strong tangible capital levels 5

Executive Leadership Management Position Age Years with Company Years in Financial Services Donald P. Hileman President & CEO 66 11 44 Kevin T. Thompson Executive Vice President, CFO 65 5 41 John R. Reisner EVP, Chief Risk Officer, Legal Counsel 63 5 38 Sharon L. Davis EVP, Director of Human Resources 37 3 14 Gregory R. Allen EVP, Fort Wayne Market Area Executive 55 20 31 Joel P. Jerger EVP, Toledo Market Area Executive 41 1 19 David D. Dygert EVP, Columbus Market Area Executive 53 4 28 Amy L. Hackenberg EVP, Southern Market Area Executive 48 3 22 James R. Williams III EVP, Northern Market Area Executive 51 20 28 Marybeth Shunck EVP, Director of Sales 49 13 30 Dennis E. Rose, Jr. EVP, Director of Strategy Management 50 22 28 Paul D. Nungester EVP, Director of Accounting & Finance 45 <1 18 Timothy K. Harris EVP, Chief Credit Officer 60 18 39 Michael D. Mulford EVP, Chief Credit Administration Officer 54 14 31 Michael R. Klein President & COO, First Insurance Group 65 5 44 6

The First Defiance Market • Largest community bank based in northwest Ohio • Footprint covers northwest and c entral OH, southeast MI and northeast IN 7

Our Footprint – Local Economy 8 • Fort to Port Growth Corridor • Logistics and Transportation • Regional distribution centers • Food processing and production • Metro Markets • Fort Wayne, IN – diverse economy with manufacturing roots and companies that specialize in food processing, high tech communications, the defense and logistics industries and the specialty insurance industry . • Columbus, OH – robust population growth with diverse economy base of education, insurance, banking, fashion, defense, aviation, food, logistics, steel, energy, medical research, healthcare , hospitality, retail, technology . • Toledo, OH – strong legacy automotive, higher education, and healthcare presence, with expansion in energy, logistics and transportation, food processing, and advanced manufacturing .

Strategic Focus • Profitability • High performance objectives for revenue growth, expense control and maintaining strong asset quality • Growth • Organic and through acquisitions, targeting newer markets, new relationships, enhanced delivery and deeper relationships in more established markets • Shareholder Value Enhancement • Effective capital management supporting growth, dividend increases and share repurchases 9 Emphasis on the Community Bank Difference

Consistent Profitability Source : Press R eleases 10 KBW Honor Roll for 2017 • Based on 8 consecutive years of increases in reported EPS results • Only 16 banks admitted from nearly 370 bank universe 1Q18 2Q18 3Q18 4Q18 Diluted Earnings per Share $0.58 $0.54 $0.55 $0.59 Return on Average Assets 1.60% 1.48% 1.47% 1.53% Return on Average Equity 12.73% 11.69% 11.52% 12.22% Net Interest Margin - TE 3.95% 3.95% 4.00% 4.02% Efficiency Ratio 63.48% 61.24% 59.22% 57.29%

Strong Sales & Service Delivery • Demonstrating our core values in all interactions to create long - term, profitable relationships • 5 - year annual average customer retention rate of 92.95% • Enhancing customer experience through technology advancements • Introduction of Card Controls – provides options with in mobile app to limit access and use of debit card • Joined MoneyPass ATM network for access to 32,000+ ATMs nationwide without a surcharge fee • Improved, personalized online mortgage experience • New First Insurance Group app • Retail Internet Banking enrollment now at 87% • Retail Mobile Banking utilization has risen to 43% with growth of 20.9% over the last 12 months 11

Strong Sales & Service Delivery • Reaching more customers through digital channel development • Over 50 % of our transactions are now outside of the branch • Growing our communities through our people • Financial literacy champions • Sponsor Banzai Financial Literacy Program for multiple schools throughout our footprint; numerous non - profit partnerships • Pay it Forward - A nnual event since 2014 • Every employee performs random acts of kindness • Fund over $10,000 worth of grants annually • Building Better Communities - First annual event • In celebration of National Homeownership Month • 633 volunteer hours donated; executive level – part - time employees participated • 50 homes assisted with home maintenance projects; • 70 individuals reached through homeownership seminars 12

Market Area Growth Dec 2015 – Dec 2018 13 (In thousands) At June 30 , 2018 , Ranked # 1 or # 2 market share in 8 of 17 counties . Total Gross Loans 2015 2016 2017 2018 Total CAGR Organic CAGR Total 1,802,217 1,940,487 2,348,713 2,540,039 12.1% 7.8% Toledo/BG 496,446 532,077 573,451 624,165 Fort Wayne 166,590 157,418 194,254 227,252 Columbus 76,181 111,293 186,565 266,146 Northern 542,243 580,336 609,202 638,291 Southern 491,324 533,011 749,314 756,701 Total Deposits Total 1,836,137 1,981,628 2,437,656 2,620,882 12.6% 8.0% Toledo/BG 271,665 314,754 345,663 395,392 Fort Wayne 32,724 46,464 72,827 90,728 Columbus - 270 6,558 9,970 Northern 951,233 1,014,877 1,053,380 1,125,593 Southern 557,748 577,690 935,916 965,708 December 31,

Strong Shareholder Returns First Defiance Financial Corp. – Total Return (%) Source: SNL data as of 01/24/19 – Five year 14

15 Financial Highlights

Net Income & Earnings Per Share (Net Income in thousands) $22,235 $24,292 $26,423 $28,843 $32,268 $46,249 $1.10 $1.22 $1.41 $1.59 $1.61 $2.26 $0.50 $1.00 $1.50 $2.00 $2.50 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2013 2014 2015 2016 2017 2018* Line Graph = Diluted EPS *All 4Q18 and FY18 results herein include a benefit of $636,000 after - tax ($806,000 pre - tax) or $0.03 per diluted share from an immaterial accounting correction related to the company’s deferred compensation plan reflected as a reduction of non - interest expenses. Source : Press releases 16

Total Assets & Return on Assets (In millions) $2,137 $2,179 $2,298 $2,477 $2,993 $3,182 1.08% 1.12% 1.19% 1.20% 1.13% 1.52% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2013 2014 2015 2016 2017 2018 Source : Press r eleases 17 Line Graph = ROA

Loan Portfolio Composition Commercial and Industrial 19% Non-Residential Real Estate Loans 42% Multi-Family Residential Real Estate Loans 10% Consumer 1% Construction Loans 11% 1-4 Family Residential Real Estate Loans 12% Home Equity and Improvement 5% Total = $2.665 billion 2018 Average Yield on Loans 4.80% Source: Press releases and internally prepared files for 10 - K Data as of 12/31/18 (includes Agricultural Loans 10% of total) 18

Non - performing Assets & NPAs/Assets (In thousands) $33,706 $30,311 $17,582 $14,803 $32,247 $20,221 1.58% 1.39% 0.77% 0.60% 1.08% 0.64% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2013 2014 2015 2016 2017 2018 Source : Press releases Line Graph = NPA/Total Assets 19

Net Charge - Offs/Average Loans (annualized) ALLL/Total Loans 0.23% 0.08% - 0.03% - 0.01% 0.10% - 0.02% 1.58% 1.50% 1.41% 1.33% 1.14% 1.12% 0.00% 0.50% 1.00% 1.50% 2.00% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2013 2014 2015 2016 2017 2018 Source : Press r eleases Line Graph = ALLL/Total Loans 20

Quality Securities Portfolio US Government 0.9% CMO's 35.3% CDO's 4.3% MBS's 25.4% Municipals 34.1% Total = $294.6 million Source : internally prepared files for 10 - K Data as of 12/31/18 21

Total Deposits & Non - Interest Bearing % (In millions) $1,070 $1,138 $1,218 $1,470 $1,580 $1,575 $1,596 $1,667 $1,736 $1,761 $1,836 $1,982 $2,438 $2,621 9.7% 9.3% 10.0% 12.0% 12.0% 13.8% 15.4% 18.9% 20.1% 21.6% 22.9% 24.6% 23.4% 23.2% 0% 20% 40% 60% 80% 100% $500 $1,000 $1,500 $2,000 $2,500 $3,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source : Press releases Line Graph = Non - Interest Deposits as % of Total Deposits 22

Deposit Base Composition Non - Interest Bearing Checking Accounts 23% Interest Bearing Checking & Money Market Accounts 40% Savings Accounts 11% CDs under $250,000 23% CDs over $250,000 3% Total Deposits= $2.621 billion 2018 Average Cost of Deposits: 0.55% Source : Press release Data as of 12/31/18 23

Capital Levels 0% 5% 10% 15% 20% Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Capital Ratio Tangible Equity Ratio Common Equity Tier 1 Capital Ratio December 31, 2016 December 31, 2017 December 31, 2018 Well Capitalized Requirement Total Risk Based Capital 10.0% Tier 1 to Risk Weighted Assets 8.0% Tier 1 to Average Assets 5.0% Common Equity Tier 1 Cap. Ratio 6.5% Source : 10 - K and internally prepared documents for the 12/31/18 10 - K 24

Net Interest Income & Margin (In thousands) $69,243 $71,487 $75,960 $80,773 $98,585 $109,259 3.76% 3.68% 3.81% 3.74% 3.88% 3.98% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 2013 2014 2015 2016 2017 2018 Bar Graph = Tax - Equivalent Net Interest Income; Line Graph = Net Interest Margin Source : Press releases 25

Non - Interest Income & Percent of Total Revenue (In thousands) $31,018 $30,709 $31,781 $33,521 $37,569 $39,035 31.4% 30.6% 30.0% 29.8% 28.0% 26.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2013 2014 2015 2016 2017 2018 Non - Interest Income excluding securities gains/losses and impairment on securities/BOLI enhancement gain/trust fee accrual Line Graph = Non - Interest Income as a % of Revenue Source : Press releases 26

Non - Interest Expense & Efficiency Ratio (In thousands) $65,052 $66,758 $67,889 $71,093 $85,351 $89,412 64.8% 65.3% 63.0% 62.2% 61.8% 60.3% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2013 2014 2015 2016 2017 2018 Line Graph = Efficiency Ratio Source : Press releases 27

Return On Equity & ROTE 8.39% 8.78% 9.52% 10.10% 9.19% 12.03% 11.15% 11.46% 12.35% 12.98% 12.68% 16.47% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 2013 2014 2015 2016 2017 2018 Line Graph = Return On Tangible Equity Source : Press releases 28

29 Shareholder Value

Maximizing Shareholder Value EPS, Dividends and Stock Price Source: Press releases 30

Maximizing Shareholder Value First Defiance Financial Corp. (FDEF) SNL U.S. Banks $1B - $5B Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL's coverage universe with $1B to $5B in Assets as of most recent financial data. Source: SNL data as of 01/24/19 – Five year 31

Maximizing Shareholder Value Investment Opportunity Source: SNL data as of 01/24/19 32 SNL Index FDEF $1B - $5B Price / Earnings 12.1x 13.9x Price / Book 144.3% 141.1% Price / Tangible Book 194.4% 166.8% Dividend Yield 2.7% 1.9%

• Disciplined management team with proven track record • Reputation of focusing on fundamentals • Strong capital levels • Balance sheet strength – attractive core deposit base • Balanced loan portfolio with a disciplined approach to lending • Well - positioned to grow our balance sheet and geographic footprint, enhancing long - term shareholder value Summary 33

Thank you. Donald P. Hileman | President & CEO 419 - 785 - 2210 | dhileman@first - fed.com Kevin T. Thompson | EVP & CFO 419 - 783 - 1098 | kthompson@first - fed.com Paul D. Nungester | EVP F&A 419 - 785 - 8700 | pnungester@first - fed.com 34